
Indiana Energy, Inc. and Subsidiary Companies
                Highlights                     June 30,            June 30,
               (Unaudited)                       1998                1997

Basic and Diluted Earnings Per Average Share:

     Three Months Ended                         $0.12               $0.29

     Twelve Months Ended                        $0.74               $1.87

     Twelve Months Ended Before Restructuring   $1.82               $1.87


Dividends Paid (per common share, 12 months)    $1.18               $1.14

Annualized Dividend                             $1.24               $1.18

Dividend Yield (at close)                        4.1%                4.8%

Dividend Payout Ratio (1)                       159.5%               61.0%

Dividend to Book Value (1)                       8.8%                8.2%


Return on Average Shareholder Equity (ROE)       5.2%                13.3%

ROE Before Restructuring                         12.3%               13.3%


Book Value Per Share (1)                        $14.05              $14.46

Market to Book Value (1)                         213%                169%

Common Stock Prices (IEI - NYSE)

     High (12 Month)                            $34.25              $28.50

     Low (12 Month)                             $24.25              $22.63

     Close                                      $29.88              $24.44

Price/Earnings Ratio (1)                         40.4                13.1


Percent Internally Generated Funds-Utility (2)    53%                 61%

Ratio of Earnings to Fixed Charges

     - SEC Method (1)                            2.4                 4.7


Credit Ratings:

    Indiana Gas                                AA- / Aa2           AA- / Aa3

    Indiana Energy                             A+ / Aa3               n/a


(1)  Amounts are after restructuring costs.
(2)  Amounts are after cash restructuring costs.



                                For 3 Months        For 9 Months        For 12 Months
     SELECTED UTILITY           Ended June 30       Ended June 30       Ended June 30
   OPERATING STATISTICS
        (Unaudited)             1998      1997      1998      1997      1998      1997


WEATHER AS A PERCENT OF NORMAL   80%      143%       87%      101%       87%      101%



MARGIN  (Thousands):

     Operating Revenues         $70,560   $83,733   $403,823  $471,909  $462,321  $534,430

     Cost of Gas                 35,032    40,084    236,325   290,265   268,582   324,718

     Margin                     $35,528   $43,649   $167,498  $181,644  $193,739  $209,712



GAS SOLD & TRANSPORTED (MDth):

     Residential                  4,905     7,434     39,510    45,134    41,882    47,644

     Commercial                   2,138     2,744     16,006    17,876    17,265    19,194

     Contract                    11,986    12,226     44,302    45,062    55,445    55,657

                                 19,029    22,404     99,818   108,072   114,592   122,495



OPERATING REVENUES (Thousands):

     Residential                $45,083   $53,388   $266,818  $297,237  $298,779  $327,797

     Commercial                  15,511    16,401     96,111   106,381   107,768   117,436

     Contract                     8,637    12,531     36,242    63,415    49,930    83,307

     Miscellaneous Revenue        1,329     1,413      4,652     4,876     5,844     5,890

                                $70,560   $83,733   $403,823  $471,909  $462,321  $534,430



AVERAGE CUSTOMERS:

     Residential                443,343   432,674    443,144   431,659   439,751   427,667

     Commercial                  45,739    45,179     45,738    45,198    45,438    44,881

     Contract                     1,083     1,063      1,065     1,070     1,063     1,069

                                490,165   478,916    489,947   477,927   486,252   473,617




                                           INDIANA ENERGY, INC.
                                         AND SUBSIDIARY COMPANIES

                                         CONSOLIDATED BALANCE SHEETS

                                                  ASSETS
                                          (Thousands - Unaudited)


                                                                    June 30             September 30
                                                               1998         1997            1997

CURRENT ASSETS:
    Cash and cash equivalents                             $    11,715   $        20     $         48
    Accounts receivable, less reserves of $553,
        $2,253 and $1,784 respectively                         23,357        20,657           22,318
    Accrued unbilled revenues                                   7,639         7,994            8,964
    Materials and supplies - at average cost                      198           428               63
    Liquefied petroleum gas - at average cost                     865           847              872
    Gas in underground storage - at last-in,
        first-out cost                                          7,558         9,918           19,240
    Recoverable gas costs                                           -           967            5,843
    Prepayments and other                                       4,803           424            3,703
                                                               56,135        41,255           61,051

INVESTMENTS IN UNCONSOLIDATED AFFILIATES                       30,011        24,875           24,549

UTILITY PLANT:
    Original cost                                             923,385       968,416          951,617
    Less - accumulated depreciation and amortization          362,531       357,694          361,936
                                                              560,854       610,722          589,681

NONUTILITY PLANT:
    Original cost                                              49,293         4,114            4,114
    Less - accumulated depreciation and amortization           11,061           750              779
                                                               38,232         3,364            3,335

DEFERRED CHARGES:
    Unamortized debt discount and expense                      13,185         7,115            7,074
    Other                                                       4,504         5,497            5,155
                                                               17,689        12,612           12,229

                                                          $   702,921   $   692,828     $    690,845


                                               INDIANA ENERGY, INC.
                                             AND SUBSIDIARY COMPANIES

                                           CONSOLIDATED BALANCE SHEETS

                                      LIABILITIES AND SHAREHOLDERS' EQUITY
                                      (Thousands except shares - Unaudited)


                                                                         June 30            September 30
                                                                   1998           1997          1997
CURRENT LIABILITIES:
    Maturities and sinking fund requirements of long-term debt $       272   $    35,272    $      35,272
    Notes payable                                                    1,000        12,550           23,800
    Accounts payable                                                19,146        23,327           25,523
    Refundable gas costs                                            27,155             -                -
    Customer deposits and advance payments                           5,484         6,670           20,405
    Accrued taxes                                                   13,065        12,319            8,659
    Accrued interest                                                 4,372         4,457            2,629
    Other current liabilities                                       24,721        27,558           31,817
                                                                    95,215       122,153          148,105

DEFERRED CREDITS AND OTHER LIABILITIES:
    Deferred income taxes                                           56,797        68,533           55,205
    Accrued postretirement benefits other than pensions             25,156        17,432           23,038
    Unamortized investment tax credit                                9,547        10,477           10,243
    Regulatory income tax liability                                  1,874         2,835            1,874
    Other                                                            2,025         1,888            1,992
                                                                    95,399       101,165           92,352

COMMITMENTS AND CONTINGENCIES                                            -             -                -

CAPITALIZATION:
    Long-term debt                                                 194,889       142,899          157,791
    Common stock (no par value) - authorized 200,000,000
        shares - issued and outstanding 22,589,570, 22,580,998
        and 22,580,543 shares, respectively                        146,758       146,508          146,498
    Less unearned compensation - restricted stock grants             1,360         1,798            1,589
                                                                   145,398       144,710          144,909
    Retained earnings                                              172,020       181,901          147,688
        Total common shareholders' equity                          317,418       326,611          292,597
                                                                   512,307       469,510          450,388


                                                               $   702,921   $   692,828    $     690,845


                                                INDIANA ENERGY, INC.
                                             AND SUBSIDIARY COMPANIES

                                         CONSOLIDATED STATEMENTS OF INCOME
                                        (Thousands except per share data)
                                                    (Unaudited)


                                                       Three Months                   Nine Months
                                                       Ended June 30                 Ended June 30
                                                    1998          1997             1998         1997
OPERATING REVENUES:
    Utility                                     $   70,560    $   83,733     $   403,823    $   471,909
    Other                                              210            95             568             95
                                                    70,770        83,828         404,391        472,004
OPERATING EXPENSES:
    Cost of gas                                     35,032        40,084         234,808        289,884
    Other operating                                 17,925        20,870          55,525         60,703
    Depreciation and amortization                    9,605         8,794          27,907         26,259
    Taxes other than income taxes                    2,985         3,847          12,641         13,615
                                                    65,547        73,595         330,881        390,461

OPERATING INCOME                                     5,223        10,233          73,510         81,543

OTHER INCOME:
    Equity in earnings of unconsolidated
        affiliates                                   1,423           629           7,208          3,860
    Other - net                                        845         3,126           1,726          3,698
                                                     2,268         3,755           8,934          7,558

INCOME BEFORE INTEREST AND
    INCOME TAXES                                     7,491        13,988          82,444         89,101

INTEREST EXPENSE                                     3,581         3,996          12,780         12,906

INCOME BEFORE INCOME TAXES                           3,910         9,992          69,664         76,195

INCOME TAXES                                         1,199         3,526          25,455         28,095

NET INCOME                                      $    2,711    $    6,466     $    44,209    $    48,100

AVERAGE COMMON SHARES
    OUTSTANDING                                     22,593        22,581          22,593         22,580

BASIC AND DILUTED EARNINGS PER AVERAGE
    SHARE OF COMMON STOCK                       $     0.12    $     0.29     $      1.96    $      2.13





                                              INDIANA ENERGY, INC.
                                            AND SUBSIDIARY COMPANIES

                                        CONSOLIDATED STATEMENTS OF INCOME
                                        (Thousands except per share data)
                                                  (Unaudited)


                                                                                     Twelve Months
                                                                                     Ended June 30
                                                                                  1998          1997
OPERATING REVENUES:
    Utility                                                                  $   462,321    $   534,430
    Other                                                                            615             93
                                                                                 462,936        534,523
OPERATING EXPENSES:
    Cost of gas                                                                  267,065        324,537
    Other operating                                                               74,824         83,159
    Restructuring costs                                                           39,531              -
    Depreciation and amortization                                                 36,810         34,779
    Taxes other than income taxes                                                 16,024         16,882
                                                                                 434,254        459,357

OPERATING INCOME                                                                  28,682         75,166

OTHER INCOME:
    Equity in earnings of unconsolidated
        affiliates                                                                11,990          4,850
    Other - net                                                                    1,255          2,843
                                                                                  13,245          7,693

INCOME BEFORE INTEREST AND
    INCOME TAXES                                                                  41,927         82,859

INTEREST EXPENSE                                                                  17,005         16,785

INCOME BEFORE INCOME TAXES                                                        24,922         66,074

INCOME TAXES                                                                       8,310         23,902

NET INCOME                                                                   $    16,612    $    42,172

AVERAGE COMMON SHARES OUTSTANDING                                                 22,590         22,554

BASIC AND DILUTED EARNINGS PER AVERAGE
    SHARE OF COMMON STOCK                                                    $      0.74    $      1.87



                                                    INDIANA ENERGY, INC.
                                                 AND SUBSIDIARY COMPANIES

                                            CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                  (Thousands - Unaudited)

                                                               Nine Months                  Twelve Months
                                                              Ended June 30                 Ended June 30
                                                           1998          1997            1998          1997
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                          $   44,209    $   48,100      $    16,612    $   42,172
   Adjustments to reconcile net income to cash
     provided from operating activities -
       Noncash restructuring costs                              -             -           32,838             -
       Depreciation and amortization                       28,047        26,318           36,997        34,858
       Deferred income taxes                                1,592         1,671          (12,697)        1,209
       Investment tax credit                                 (697)         (697)            (930)         (930)
       Gain on sale of assets                              (2,102)       (2,923)          (2,102)       (2,923)
       Undistributed earnings of unconsolidated
          affiliates                                       (7,208)       (3,860)         (11,990)       (4,850)
                                                           19,632        20,509           42,116        27,364
       Changes in assets and liabilities -
         Receivables - net                                    286        (5,895)          (2,345)       11,318
         Inventories                                       11,554        33,008            2,572        13,532
         Accounts payable, customer deposits, advance
            payments and other current liabilities        (28,394)      (18,249)          (8,204)       (1,349)
         Accrued taxes and interest                         6,149        10,018              661        (4,134)
         Recoverable/refundable gas costs                  32,998         1,743           28,122        (7,489)
         Prepayments                                       (1,100)         (378)          (4,379)          103
         Accrued postretirement benefits other than
           pensions                                         2,118         2,528            7,724         3,589
         Other - net                                       (1,207)       (6,247)           4,109        (4,337)
           Total adjustments                               42,036        37,037           70,376        38,597
             Net cash flows from operations                86,245        85,137           86,988        80,769

CASH FLOWS REQUIRED FOR FINANCING ACTIVITIES:
    Sale of long-term debt                                 95,044            49          110,059            65
    Reduction in long-term debt                           (92,946)         (213)         (93,069)      (19,296)
    Net change in short-term borrowings                   (22,800)      (15,486)         (11,550)        8,750
    Dividends on common stock                             (19,877)      (19,171)         (26,493)      (25,552)
        Net cash flows required for financing activities  (40,579)      (34,821)         (21,053)      (36,033)

CASH FLOWS REQUIRED FOR INVESTING ACTIVITIES:
    Capital expenditures                                  (46,477)      (52,416)         (65,968)      (83,065)
    Nonutility investments - net                           (3,209)         (900)          (3,959)         (900)
    Cash distribution from unconsolidated affiliate         6,483             -            6,483             -
    Proceeds from sale of assets                            9,204         3,000            9,204         3,000
        Net cash flows required for investing activities  (33,999)      (50,316)         (54,240)      (80,965)

NET INCREASE (DECREASE) IN CASH                            11,667             -           11,695       (36,229)

CASH AND CASH EQUIVALENTS AT BEGINNING OF
    PERIOD                                                     48            20               20        36,249

CASH AND CASH EQUIVALENTS AT END OF PERIOD             $   11,715    $       20      $    11,715    $       20
